UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)      June 30, 2005
                                                 -------------------------------

                                 Hydromer, Inc.
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             (Exact name of registrant as specified in its chapter)


         New Jersey                 0-10683                   22-2303576
----------------------------      ------------            -------------------
(State or other jurisdiction      (Commission                (IRS Employer
      of incorporation)           File Number)            Identification No.)


          35 Industrial Parkway
      ------------------------------
            Branchburg, N.J.                              08876
        --------------------------                ----------------------
  (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code         (908) 722-5000
                                                   -----------------------------




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

(  )  Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

(  )  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)

( ) Pre-commencement communications pursuant to Rule 14-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13e-4(C) under the Exchange Act (17 CFR 240-13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
------------------------------------------------------

On June 30, 2005, the Company closed on a long term financing facility of $1,990,000 in the form of a second mortgage on its property. This facility has a ten year term with a 6.38% fixed rate. $886,414 will be used to pay off a construction loan/continuing loan provided by New Millennium Bank and the remainder will be put in short term securities to be used for working capital and possible acquisitions. The facility was financed through Wachovia Bank, NA which also holds a $555,000 first Mortgage on the Company's property.



                                  EXHIBIT INDEX

   Exhibit No.           Description of Exhibit
   -----------           ----------------------

      10.ch Loan Agreement dated June 30, 2005 between Wachovia Bank, N.A. and the Company



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   Hydromer, Inc.
                                               ------------------------
                                                     Registrant


                                                  /s/ Robert Y. Lee
                                               ------------------------
                                                    Robert Y. Lee
                                                Chief Financial Officer

Date   July 5, 2005
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